UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2016

Fortress Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35366	20-5157386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of principal executive offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Agreement and Plan of Merger by and among Fortress Biotech, Inc. (“Fortress”), FBIO Acquisition, Inc. (“FBIO Acquisition”), a wholly-owned subsidiary of Fortress, and National Holdings Corporation (“NHLD”), dated as of April 27, 2016 (as amended the “Merger Agreement”), on August 12, 2016, FBIO Acquisition commenced a tender offer (the “Offer”) to acquire all outstanding shares of NHLD, at a price of $3.25 per share, net to the seller in cash (less any required withholding taxes and without interest), on the terms and subject to the conditions set forth in the Offer to Purchase, dated August 12, 2016 (as amended or supplemented), and the related Letter of Transmittal.

As previously disclosed in the Schedule TO, filed by Fortress and FBIO Acquisition with the Securities and Exchange Commission (“SEC”), the Offer expired at 12:00 midnight, New York City time, at the end of Friday, September 9, 2016. Computershare Trust Company, N.A., the depositary for the Offer, advised Fortress and FBIO Acquisition that, as of the expiration time of the Offer, a total of 7,037,482 shares were validly tendered and not withdrawn (including shares delivered through notices of guaranteed delivery), representing approximately 56% of the outstanding shares of NHLD on a fully diluted basis. On September 12, 2016, FBIO Acquisition accepted for payment all shares that were validly tendered and not withdrawn prior to the expiration time of the Offer and has delivered payment for such shares. The aggregate consideration paid by Fortress in the Offer was approximately $22,871,816, without giving effect to related transaction fees and expenses. Fortress funded the payment with cash on hand. The number of shares tendered pursuant to the Offer did not satisfy the condition to complete the merger of FBIO Acquisition with and into NHLD as set forth in the Merger Agreement.

The foregoing summary description of the Merger Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the terms of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Fortress with the SEC on April 28, 2016, and the Amendment No. 1 to Agreement and Plan of Merger, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Fortress with the SEC on August 12, 2016, and are incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.

(d)	EXHIBITS.

2.1        Agreement and Plan of Merger by and among Fortress Biotech, Inc., FBIO Acquisition, Inc., and National Holdings Corporation, dated April 27, 2016 (incorporated by reference to Exhibit 2.1 to Fortress’ Current Report on Form 8-K filed on April 28, 2016).

2.2       Amendment No. 1 to Agreement and Plan of Merger by and among Fortress Biotech, Inc., FBIO Acquisition, Inc., and National Holdings Corporation, dated August 12, 2016 (incorporated by reference to Exhibit 2.1 to Fortress’ Current Report on Form 8-K filed on August 12, 2016).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2016
FORTRESS BIOTECH, INC.

/s/ Lindsay A. Rosenwald, MD
	Name:	Lindsay A. Rosenwald, MD
	Title:	CEO and President

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